SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: December 23, 2020

Franklin Wireless Corp.

(Exact name of registrant as specified in its charter)

California	001-14891	95-3733534
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

9707 Waples Street

Suite 150

San Diego CA 92121.

(Address of principal executive offices)

Registrant's telephone number, including area code:

(858) 623-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders. Franklin Wireless Corp. held its Annual Meeting of Stockholders on December 22, 2020 in San Diego, California, at which a quorum of shareholders was present, in person or by proxy. The results of the matters voted on by the stockholders are set forth below. Only stockholders of record as of the close of business on October 26, 2020 were entitled to vote at the meeting.

The following proposals were submitted to the stockholders at the Meeting:

•	The election of five directors to serve until the next annual meeting of shareholders of the Company and until their successors are duly elected and qualified.
•	The ratification of Benjamin & Ko as our independent registered public accounting firm for the fiscal year ending June 30, 2021.
•	Ratification of the Franklin Wireless 2020 Stock Option Plan.
•	A non-binding advisory vote approving the fiscal year 2020 compensation paid to the executive officers.
•	Advisory vote on the frequency of Say on Pay Voting.

The number of votes cast for and against and the number of abstentions and non-votes with respect to each matter voted upon are set forth below:

Election of Directors. The votes regarding the election of the persons named above as Directors were as follows:

Nominee	For	Withheld
OC Kim	5,514,159	5,245
Gary Nelson	5,495,235	2,569
Joon Won Jyoung	4,305,109	1,192,570
Johnathan Chee	5,492,411	5,303
Heidy Chow	5,519,260	5,562

Ratification of Appointment of Benjamin & Ko as the Company's Independent Registered Public Accounting Firm for the 2021 fiscal year. The votes regarding the ratification of the appointment of Benjamin & Ko as Independent Registered Public Accounting Firm were as follows:

For	Against	Abstain
6,884,903	19,898	173,830

Vote Approving the Franklin Wireless 2020 Stock Option Plan. The votes were as follows:

For	Against	Abstain
4,139,764	1,376,260	9,942

Non-binding advisory vote approving the fiscal year 2020 compensation paid to the executive officers. The votes were as follows:

For	Against	Abstain
5,390,271	130,716	4,928

Advisory Vote on the Frequency of Say on Pay Voting. The votes were as follows:

1 Year	2 Years	3 Years
1,904,271	7,022	3,531,907

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN WIRELESS CORP.

Date: December 23, 2020	By: /s/ OC Kim
OC Kim, President

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